Fundamental Investors, Inc.
                            One Market, Steuart Tower
                                   Suite 1800
                         San Francisco, California 94105

                                Mailing address:
                                  P.O. Box 7650
                      San Francisco, California 94120-7650
                              Phone (415) 421 9360



Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $267,613
------------------ --------------------------------
------------------ --------------------------------
Class B            $6,070
------------------ --------------------------------
------------------ --------------------------------
Class C            $2,626
------------------ --------------------------------
------------------ --------------------------------
Class F            $3841
------------------ --------------------------------
------------------ --------------------------------
Total              $280,150
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $962
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $89
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $127
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $35
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $8
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $7
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $213
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $477
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $415
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $1326
------------------ --------------------------------
------------------ --------------------------------
Total              $3,659
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.4000
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2147
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2031
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3886
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.4008
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1784
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1810
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.2971
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.3676
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.2102
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.2204
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.3069
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.3937
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.4608
-------------------- -------------------------------------------

Item 74U1 and 74U2
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            665,890
------------------ ----------------------------------
------------------ ----------------------------------
Class B            29,039
------------------ ----------------------------------
------------------ ----------------------------------
Class C            14,371
------------------ ----------------------------------
------------------ ----------------------------------
Class F            10,771
------------------ ----------------------------------
------------------ ----------------------------------
Total              720,071
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        3,054
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        647
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        929
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        154
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        39
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          74
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          1,566
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          2,280
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          1,649
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          3,899
------------------ ----------------------------------
------------------ ----------------------------------
Total              14,291
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $28.85
----------------------- -------------------------
----------------------- -------------------------
Class B                 $28.80
----------------------- -------------------------
----------------------- -------------------------
Class C                 $28.78
----------------------- -------------------------
----------------------- -------------------------
Class F                 $28.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $28.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $28.83
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $28.83
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $28.83
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $28.82
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $28.79
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $28.77
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $28.82
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $28.83
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $28.86
----------------------- -------------------------